Exhibit 99.1

Welcome

2004 Annual
Stockholders’ Meeting

Clarion Technologies

One step ahead

Board of Directors

Craig Wierda Jack Rutherford Fred Sotok Steve Olmstead Frank Steck Tony Wauterlek Ken La Grand	Chairman Director Director Director Director Director Director

With the exception of historical factual information, the statements made in this presentation include forward-looking statements. These statements are based upon current expectations and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve certain known and unknown assumptions, risks and uncertainties that could cause actual result to differ materially from those included in or contemplated by the statements. These assumptions, risks and uncertainties include, but are not limited to our expectations regarding future performance, our ability to execute our long-term strategy and those discussed or indicated in the Company's Annual Report on Form 10-K for the year ended December 27, 2003 and in all documents filed by the Company with the Securities and Exchange Commission. The Company disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation.

2003

Annual
Business Review

Clarion Technologies

One step ahead

Clarion

›	MISSION: To provide products and services that set the industry standards for quality, delivery, technology and cost leadership.

Clarion Profile

›	Geographic presence

›	Seven manufacturing locations

›	170 injection molding machines

›	Over 600,000 sq. ft. of manufacturing

›	725 team members

Clarion

2003 Accomplishments

›	Revenue increased by 21%

›	Operating Income increased 52%

›	Achieved positive Net Income

›	Started production in Pella, Iowa

Clarion

Operational Strategy

It’s all about Execution!

›	Strong Operational Leadership

›	Technical Competence

›	Doing whatever it takes.... .

Clarion

Financial Review

Clarion

Financial Key Points

›	21% Sales growth (+$17M) in 2003

›	52% Operating Income growth (+$1.7M) in 2003

›	Secured additional banking partners

›	Low cost capital additions:

•	Purchased 24 machines

•	Re-opening of Cedar Street facility

•	Asset purchase to start Iowa operations

Clarion

Gross Margin % of Sales

2004 projected

Clarion

SGA % of Sales

2004 projected

Clarion

Op Income % of Sales

2004 projected

Clarion

Net Income % of Sales

2004 projected

Clarion

Historical by Quarter

Clarion Strategy

To be a major supplier of injection molded projects and assemblies in three primary markets

Automotive

Consumer Products

Office Environments

Clarion

Customer Strategy

Automotive Customers

Customers 2002

Intier Automotive

Johnson Controls

Lear Corporation

New Customer 2003

Magna Donnelly

Clarion

Customer Strategy

Consumer Products Customers

Customers 2002

Electrolux

Refrigeration – Anderson, SC

Refrigeration – Greenville, MI

Frigidaire

American Yard Products

New Customer 2003

Electrolux

Dishwasher – Kinston, NC

Washer/Dryer – Webster City, IA

Freezer – St. Cloud, MN

Maytag

Clarion

Customer Strategy

Office Environments Customers

Current

Steelcase

Clarion

Sales Growth

Clarion

Customer Agreements

•	Electrolux Supply Agreement

–	5 Years —Starting May 2002 – May 2007

–	Best Efforts to achieve $100,000,000 in annual sales by the end of 2004

Clarion

Customer Agreements (con’t)

•	Lear LSA (long term supplier agreement)

–	Multi -Year Agreement

–	Preferred supplier status

–	New business and transfer opportunities

•	Transfer Business in excess of $2M in 2003

Clarion

Customer Agreements (con’t)

•	Plastech Agreement

–	Life of parts agreement

•	Equates to over $30M in sales

•	Maytag Agreement

–	Agreement to transition $8M in existing business

–	Preferred Supplier Status – In Process

–	New business and transfer opportunities

Clarion

Committed New Business

Intier Automotive Lear Corporation Magna Donnelly	Program GMT-900 CN ZW	Product OVH Brackets Seating H-Frame	S.O.P. July '06 July '05 Sept. '04	Projected Sales $2.5M $1.6M $2.3M

Clarion

Committed New Business

Letter of Intent (LOI) for $30 million in new business:

•	$10M in next 90 days

•	$20M before end of 2004

Clarion Expansion/Growth

Iowa

Clarion

Electrolux Relocation

2004

No effect in sales

2005

Less than 15% movement to Mexico

2006

Majority of transition to Mexico

Clarion Expansion/Growth

Mexico

Clarion

What does this yield?

Clarion

Sales Growth (2002-2005)

Clarion

What can you expect in 2004?

›	Sales Growth of greater than 20%

›	Operating Income growth exceeding sales growth

›	Net Income Increase of 2 x

›	Operation in Mexico

Clarion

Whatever it takes . . . .. .

Thank you

Clarion Technologies

One step ahead